UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2026

U.S. ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-06814	83-0205516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 S. Voss, Suite 725, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 18, 2026, U.S. Energy Corp. (the “Company”) issued a press release announcing that the Company has reached a Final Investment Decision (“FID”) to build its processing facility at the Big Sky Carbon Hub in Montana and has commenced capital spending on the project. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On March 18, 2026, U.S. Energy Corp. (the "Company") announced that it has reached a Final Investment Decision ("FID") to build its processing facility at the Big Sky Carbon Hub ("Big Sky") in Toole County, Montana, and has commenced capital spending on the project. In connection with the FID, the Company has engaged CANUSA EPC to perform engineering, procurement, fabrication, construction, and commissioning services for the facility under a fixed-scope contract structure.

The Big Sky Carbon Hub is a vertically integrated industrial gas and carbon management asset located in Montana’s Kevin Dome. The processing facility is designed for approximately 8.0 MMcf/d of inlet capacity, with targeted initial annual production of approximately 12 million cubic feet of high-purity helium and approximately 125,000 metric tons of refined CO₂. Commercial operations are targeted to commence in the first quarter of 2027. The Company expects to qualify for approximately $85 per metric ton in Section 45Q federal tax credits, supporting an estimated $130 million in Phase 1 tax credit value.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1*	Press Release of U.S. Energy Corp. dated March 18, 2026, announcing Final Investment Decision to Build Big Sky Carbon Hub; Targets Commercial Operations in Q1 2027
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Furnished herewith

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions. You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other filings with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements. These statements also involve known and unknown risks, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements, which include, without limitation, risks associated with changes in inflation and interest rates and possible recessions; the ability of the Company to retain and hire key personnel; the business, economic and political conditions in the markets in which the Company operates; the ability of the Company to complete construction of the Big Sky Carbon Hub processing facility on time and within budget; risks related to the performance of CANUSA EPC and other third-party contractors and vendors, including supply chain disruptions and the availability of equipment and materials; the risk that the Company does not receive required regulatory approvals, including EPA Monitoring, Reporting, and Verification (“MRV”) approvals necessary to qualify for Section 45Q tax credits; the risk that the Section 45Q tax credit program is modified, reduced, or eliminated by legislative or regulatory action; uncertainty regarding the qualification and ultimate amount of any Section 45Q tax credits; risks related to the negotiation and execution of a long-term helium offtake agreement on commercially acceptable terms or at all; fluctuations in helium, CO₂, and oil and natural gas prices; uncertainties inherent in estimating quantities of helium and CO₂ resources and projecting future rates of production and timing of development activities; competition; operating risks; the Company’s anticipated operational results for 2026 and 2027, including, but not limited to, estimated or anticipated production levels, capital expenditures, and construction and commissioning timelines; acquisition risks; liquidity and capital requirements; the effects of governmental regulation; anticipated future production and revenue; the timing of construction, commissioning, and startup, and the impact of any delays thereon; dependence upon third-party vendors and contractors; economic uncertainty relating to increased inflation and global conflicts; the lack of capital available on acceptable terms to finance the Company’s continued growth; the review and evaluation of potential strategic transactions and their impact on stockholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; political conditions in or affecting oil and natural gas producing regions and/or pipelines, including in Eastern Europe, the Middle East and South America; the Company’s ability to maintain the listing of its common stock on Nasdaq; and others, including those referenced in the press release and the Company’s filings with the Securities and Exchange Commission. Accordingly, readers should not place undue reliance on any forward-looking statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Statement Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, filed with the SEC and available at www.sec.gov and in the “Investors” – “SEC Filings” section of the Company’s website at https://usnrg.com. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer

Dated:	March 18, 2026